                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 1, 2000

                                 MICROBEST, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

         MINNESOTA                       0-28137                 41-1864003
(State or other jurisdiction         Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

      751 Park of Commerce Drive, Suite 122
      Boca Raton , FL                                            33487-3623
      (Address of principal executive offices)                    (Zip Code)


                  Registrant's telephone number: (561) 995-9770

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets.

None

Item 3. Bankruptcy or Receivership.

On June 1, 2000 - Microbest, Inc. filed for bankruptcy protection under the provisions of Chapter 11 to protect the shareholders, vendors, employees and customers from two former insiders (Raymond A. Evans & Simon M. Mundlak) who made a hostile attempt to acquire the assets of the Company to satisfy a judgment they received as a result of a settlement negotiated in 1998.

While engaged in good faith negotiations to resolve the issue, management of the Company became aware of separate, aggressive maneuvers to obtain control of the company's cash flow and physical assets. Management moved quickly to protect the Company.

The Company was attempting to expedite resolution of the issue, as it was required under the terms of a proposed $2,500,000 financing commitment by Bruderman Brothers, Inc., a Wall Street Investment Banking firm with which the Company had a relationship for several years. The Company had a financing commitment in place, subject to reaching a settlement on this issue. The Company was ready to respond to the remaining concerns of the SEC regarding our "full reporting status" and was also prepared to file a request for reinstatement on the NASD Bulletin Board.

It is the Company's intention to present our plan of reorganization to the Bankruptcy Court as quickly as possible. Having had strong relationships with our vendors for a number of years management of the Company have assured them of our intentions to fully protect them, and they are all working with the Company to insure a constant flow of our products to our growing customer base."

Item 4. Changes in Registrant's Certifying Accountant.

None

Item 5. Other

None

Item 6. Resignation of Registrant's Directors.

On May 1, 2000 Matthew J. Bruderman submitted his resignation as a Director of the Company. Mr. Bruderman explained to the Board that the pressures of his primary business did not allow him the time required to diligently perform his duties as a director. Mr. Bruderman maintains an ongoing positive relationship with the Company, its management and the Board and may participate in future financing for the company.

Item 7. Financial Statements and Exhibits.

        Letter of resignation from Matthew J. Bruderman

        Form B1 United State Bankruptcy Court, Southern District of Florida Voluntary Petition

Item 8. Change in Fiscal Year.

None

Sales of Equity Securities Pursuant to Regulation S.

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Microbest, Inc.
                                       -----------------------------------------
                                                   (Registrant)

Date      August 31, 2001              /s/ Michael J. Troup
     ---------------------------       -----------------------------------------
                                       Michael J. Troup,
                                       Chief Executive Officer
                                         and Chairman

[LOGO]                  M.J. BRUDERMAN & COMPANY, INC.



May 1, 2000

Michael Troup
Microbest, Inc.
751 Park of Commerce Drive
Suite 122
Boca Raton, FL 33487

Dear Michael:

Please accept this as my resignation from the Board of Directors of Microbest, Inc.


Very truly yours,

/s/ Matthew J. Bruderman
------------------------------
Matthew J. Bruderman
President



mjb/la






        One World Trade Center - Suite 1153 - New York, New York 10048 Telephone (212) 432-1972 - Facsimile (212) 432-1978 - 1-877-GET-MJBC

FORM B1
         UNITED STATES BANKRUPTCY COURT
          SOUTHERN DISTRICT OF FLORIDA                                             VOLUNTARY PETITION
Name of Debtor (if individual, enter Last, First, Middle):              Name of Joint Debtor (Spouse)(Last, First, Middle):
    Microbest, Inc.

All Other Names used by the Debtor in the last 6 years                  All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                             (include married, maiden, and trade names):


Soc. Sec./Tax I.D. No. (if more than one, state all):                   Soc. Sec./Tax I.D. No. (if more than one, state all):
    41-1864003

Street Address of Debtor (No. & Street, City,                           Street Address of Joint Debtor (No. & Street, City,
State & Zip Code):                                                      State & Zip Code):
    751 Park of Commerce Drive
    Suite 122
    Boca Raton, FL 33487-3623

County of Residence or of the                                           County of Residence or of the
Principal Place of Business:    Palm Beach                              Principal Place of Business:

Mailing Address of Debtor (if different from                            Mailing Address of Joint Debtor (if different from
street address):                                                        street address):


Location of Principal Assets of Business Debtor
(if different from street address above):

         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

Venue (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

   Type of Debtor (Check all boxes that apply)                         Chapter or Section of Bankruptcy Code Under Which
                                                                             the Petition is Filed (Check one box)
[ ] Individual(s)                   [ ] Railroad
[X] Corporation                     [ ] Stockbroker                  [ ] Chapter 7        [X] Chapter 11    [ ] Chapter 13
[ ] Partnership                     [ ] Commodity Broker             [ ] Chapter 9        [ ] Chapter 12
[ ] Other ____________________________                               [ ] Sec. 304 - Case ancillary to foreign proceeding

         Nature of Debts (Check one box)                                            Filing Fee (Check one box)

[ ] Consumer/Non-Business           [X] Business                     [ ] Full Filing Fee Attached
                                                                     [ ] Filing Fee to be paid in installments (Applicable to
Chapter 11 Small Business (Check all boxes that apply)                   individuals only)
                                                                         Must attach signed application for the court's
[ ] Debtor is a small business as defined in 11 U.S.C. ss. 101           consideration certifying that the debtor is unable to pay
[ ] Debtor is and elects to be considered a small business               fee except in installments. Rule 1006(b).
    under 11 U.S.C. ss. 1121(e) (Optional)                               See Official Form No. 3.

Statistical/Administrative Information (Estimates only)                           THIS SPACE IS FOR COURT USE ONLY

[ ] Debtor estimates that funds will be available for
    distribution to unsecured creditors.
[X] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

                   1-15  16-49  50-99  100-199  200-999  1000-over
Estimated Number
of Creditors       [ ]    [ ]    [ ]     [X]      [ ]      [ ]

Estimated Assets

 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to    More than
$50,000   $100,000    $500,000    $1 million    $10 million     $50 million    $100 million   $100 million
  [ ]       [ ]         [X]           [ ]           [ ]             [ ]             [ ]            [ ]

Estimated Debts

 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to    More than
$50,000   $100,000    $500,000    $1 million    $10 million     $50 million    $100 million   $100 million
  [ ]       [ ]         [ ]           [X]           [ ]             [ ]             [ ]            [ ]

Voluntary Petition                                                  Name of Debtors:                                          Page 2
(This page must be completed and filed in every case)                 Microbest, Inc.

                     Prior Bankruptcy Case Filed Within Last 6 Years (If more than one, attach additional sheet)

Location                                                            Case Number:                        Date Filed:
Where Filed:   NONE

    Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)

Name of Debtor:                                                     Case Number:                        Date Filed:
 NONE

District:                                                           Relationship:                       Judge:


                                                             Signatures
        Signature(s) or Debtor(s) (Individual/Joint)                       Signature(s) of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information              I declare under penalty of perjury that the information
provided in this petition is true and correct.                       provided in this petition is true and correct, and that I have
[If petitioner is an individual whose debts are primarily            been authorized to file this petition on behalf of the debtor.
consumer debts and has chosen to file under chapter 7] I am
aware that I may proceed under chapter 7, 11, 12 or 13 of            The debtor requests relief in accordance with the chapter of
title 11, United States Code, understand the relief available        title 11, United States Code, specified in this petition.
under each such chapter, and choose to proceed under chapter 7.
I request relief in accordance with the chapter of title 11,
United States Code, specified in this petition.                      X  /s/ Michael J. Troup
                                                                        -----------------------------------------------------------
X  Not Applicable                                                       Signature of Authorized Individual
   ------------------------------------------------------------
   Signature of Debtor
                                                                        Michael J. Troup
X  Not Applicable                                                       -----------------------------------------------------------
   ------------------------------------------------------------         Print or Type Name of Authorized Individual
   Signature of Joint Debtor

                                                                        Chief Executive Officer
  -------------------------------------------------------------         -----------------------------------------------------------
  Telephone Number (If not represented by attorney)                     Title of Authorized Individual


                                                                        June 1, 2000
  -------------------------------------------------------------         -----------------------------------------------------------
  Date                                                                  Date


                      Signature of Attorney                                     Signature of Non-Attorney Petition Preparer

X   /s/ Bart A. Houston
  -------------------------------------------------------------      I certify that I am a bankruptcy petition preparer as defined
  Signature of Attorney for Debtor(s)                                in 11 U.S.C. section 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.
  Bart A. Houston, 623636
  -------------------------------------------------------------         Not Applicable
  Printed Name of Attorney for Debtor(s)/Bar No.                        -----------------------------------------------------------
                                                                        Printed Name of Bankruptcy Petition Preparer
  Houston & Shahadv. P.A.
  -------------------------------------------------------------
  Firm Name                                                             -----------------------------------------------------------
                                                                        Social Security Number
  316 Northeast Fourth Street Fort Lauderdale, FL 33301
  -------------------------------------------------------------
  Address                                                               ----------------------------------------------------------
                                                                        Address
  -------------------------------------------------------------
                                                                        -----------------------------------------------------------
           954-779-3800
  -------------------------------------------------------------         Names and Social Security numbers of all other individuals
  Telephone Number                                                      who prepared or assisted in preparing this document:

         6/1/00
  -------------------------------------------------------------
  Date

                            Exhibit A                                   If more than one person prepared this document, attach
  (To be completed if debtor is required to file periodic reports       additional sheets conforming to the appropriate official
  (e.g., forms 10K and 10Q) with the Securities and Exchange            form for each person.
  Commission pursuant to Section 13 or 15(d) of the Securities
  Exchange Act of 1934 and is requesting relief under chapter 11)    X  Not Applicable
[X] Exhibit A is attached and made a part of this petition.             -----------------------------------------------------------
                                                                        Signature of Bankruptcy Petition Preparer

                            Exhibit B                                   -----------------------------------------------------------
(To be completed if debtor is an individual                             Date
whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing               A bankruptcy petition preparer's failure to comply with the
petition, declare that I have informed the petitioner that              provisions of title 11 and the Federal Rules of Bankruptcy
[he/she] may proceed under chapter 7, 11, 12 or 13 of title             Procedure may result in fines or imprisonment or both.
11, United States Code, and have explained the relief                   11 U.S.C. section 110, 18 U.S.C. section 156.
available under each such chapter.

  X
   ------------------------------------------------------------
   Signature of Attorney for Debtor(s)            Date